1THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Investor Presentation April 2024

2THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Disclaimer FORWARD LOOKING STATEMENTS This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “preliminary,” “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “predict,” “potential,” “guidance,” “approximately,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, anticipated financial results, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of TOI and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by anyone as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, including the accuracy of the assumptions underlying the outlook discussed herein, the outcome of judicial and administrative proceedings to which TOI may become a party or governmental investigations to which TOI may become subject that could interrupt or limit TOI’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in TOI’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; failure to continue to meet stock exchange listing standards; the impact of COVID-19 on TOI’s business; those factors discussed in the documents of TOI filed, or to be filed, with the SEC, including the Item 1A. "Risk Factors" section of TOI's Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 28, 2024 and additional risk factors that may be included in any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that TOI does not presently know or that TOI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TOI’s plans or forecasts of future events and views as of the date of this presentation. TOI anticipates that subsequent events and developments will cause TOI’s assessments to change. TOI does not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing TOI’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this presentation such as Adjusted EBITDA and revenue per value-based member, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). TOI believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. TOI’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in TOI's financial statements. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this presentation in conjunction with TOI’s financial statements and the related notes thereto. TOI defines Adjusted EBITDA as net (loss) income plus depreciation, amortization, interest, taxes, non-cash items, share-based compensation, goodwill impairment charges, change in fair value of liabilities, unrealized gains or losses on investments and other adjustments to add-back the following: consulting and legal fees related to acquisitions, one-time consulting and legal fees related to certain advisory projects, software implementations and debt or equity financings, severance expense and temporary labor and recruiting charges to build out our corporate infrastructure. TOI’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, contains more detailed information on Adjusted EBITDA and KPIs. A reconciliation of Adjusted EBITDA to net loss, the most comparable GAAP metric, is set forth in this presentation. TOI uses revenue per value-based member, a non-GAAP metric, as an additional tool to assess its value-based contract economics. TOI defines revenue per value-based member as capitated revenue divided by lives under value-based contracts. TOI believes that use of revenue per value-based member is an appropriate measure of individual value-based contract economics as our business takes on adjacent specialty risk and establishes more Medicare Advantage only contracts outside of California. This will provide a clearer picture of the impact of incremental contracts signed and growth across markets and to provide more clarity to analysts and shareholders. A reconciliation of revenue per value-based member (PMPY) to capitated revenue, the most comparable GAAP metrics, is set forth in this presentation.

3THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI’s future growth and new market entry is predictable, re pe atab le and sc alab le with t re me ndous ne ar t e rm and long- te rm growth opportunit ie s in front of us . Oncology is a large and growing market but today’s care delivery system is broken and doe s not add re ss quality and c os t is sue s . TOI is the firs t move r d is rup t ing onc ology c are with a unique value - base d mode l. Our care model elevates the level of community-based Oncology Care driving value for patients and payors

4THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION The rising cost of Oncology Care is a significant problem of U.S. GDP is spent on healthcare & continues to rise18% Healthcare is Unaffordable & Inefficient in the U.S. spent per person compared to OECD average2x Yet, U.S. incidence of chronic illness and longevity are worse than average estimated 2020 U.S. oncology spend+200$ BN CAGR for U.S. Oncology drug spending growth in the next 4 years compared to 2020 estimated spend11–14% of U.S. adults have been diagnosed with cancer9.5% U.S. Oncology Spend Growth Continues to Accelerate Sources: Cancer Epidemiology, Biomarkers & Prevention –American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data –CMS; Spending on Health: Latest Trends –OECD, June 2018. The Oncology market is massive with accelerating growth driven by reimbursement misalignment, complex and variable clinical pathways and high-cost drugs.

5THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Revenue(1) and Milestone Timeline TOI represents 0.01% of the U.S. Oncology Market providing substantial growth opportunity Notes: (1) 2007-2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2) Predecessor revenue of $76M; Successor revenue of $37M (3) Represents Top End of 2024 Revenue Guidance; See the Annual Report on Form 10-K filed on March 28th, 2024, and the press release filed as Exhibit 99.1 of the Current Report on Form 8-K filed on March 27, 2024 $1 $10 $17 $26 $29 $38 $41 $42 $48 $64 $74 $113 $155 $188 $203 $252 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018(2) 2019 2020 2021 2022 TOI Founded, CA 1st Value- Based Contract Clinical Trials Established 1st Dispensaries opened in CA Over 10K patients cared for TOI welcomed as first cohort of OCM participants Private Equity Investment Arizona Expansion NV Expansion 1st Outpatient Stem Cell Transplant 1st Gainshare Contract De-SPAC Florida Expansion $320 20 23 42.6% Revenue CAGR Revenue in Millions 70th clinic opened $415 20 24 (3) 1st Pharmacy opened

We are building the leading Value Based Oncology Care Platform

378K Patient visits in 2023

100+ clinical trials since TOI was founded, giving patients cutting edge access

~11K Oral scripts Filled in 2023

~72K unique patient encounters in 2023

25%+ reduction in patient healthcare costs on average annually since inception

~$38 Revenue generated PMPY(1)

Key Partners

Anthem, WellMed, Optum, Astrana Health, AltaMed, carelon, NAMM California, P3 Health Partners, Preferred IPA of California, AppleCare Medical Group, MaxHealth, Heritage Provider Network

(1) PMPY – Per Member Per Year

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7THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Our results are peer-reviewed & published (1) Based on study on TOI patient population conducted by researchers at Stanford University (2) As of April 11, 2021 (5.0 scale) Lower Inpatient Admissions(1)30% Improvement in Patient Satisfaction(2)14% Fewer Acute Care Facility Deaths(1)40% Fewer ER Visits in the Last Month of Life(1)75% Lower Median Total Healthcare Costs for Patients from Diagnosis to Death(1)> 25% TOI is highly effective in delivering quality, value-based oncology care

Our patent-centric focus drives high levels of satisfaction

Highly satisfied patient base supports care delivery model while strengthening payor relationships

"Thank you all for helping me through this life test . . . From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; your kindness and selflessness makes a world of difference to the patients and their families."

—Lynwood Clinic Patient

"I am very thankful and happy to have found this group. Dr. Baghian and staff are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they truly care about making sure I receive quality care in a timely manner. Exceptional!"

—Riverside Clinic Patient

"Awesome place, from the support staff and Dr. Morrison. He was the BEST! Would highly recommend this clinic to everyone who needs it."

—Downey Clinic Patient



★★★★½

AVERAGE SATISFACTION RATING

4.5/5

~2,000 patients surveyed over ~12 months in 2022

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9THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION We use multiple levers to reduce cost of care Effective Treatments • Reduce practice pattern variability • Access to clinical trials in the community • Vertical integration of dispensary and scaled drug purchasing High-Value Cancer Care Program • Algorithm driven action plan • 24/7 Health Care Coach • Patient education and engagement Palliative & Hospice Collaboration • Providers trained in advanced care planning • Close coordination between network providers

10THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Proven portability with a rapidly expanding footprint California Clinics 47 Florida Clinics 13 Arizona Clinics 4 Nevada Clinics 4 Illinois NETWORK MANAGEMENT MODEL Ohio MULTIPLE ENGAGED INDEPENDENT MSO PRACTICES

11THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Strong unit economics drives increasing profitability 10% 15% 20% 25% 30% 35% 40% 20% 30% 40% 50% 60% 70% 80% 90% Po d G ro ss M ar gi n Pod % Value-Based Visits ↑ ↑ TOI Pod(2): Gross Margin vs. % Value-Based Visits Embedded gross margin expansion potential as TOI scales As our mix of value-based revenue increases our margins are expected to improve; pods today with highest mix of value- based contract achieve 30%+ margins Value-Based Volume Mix: Margins are expected to improve as Provider produc t ivity inc reases in maturing clinics. This will be augmented by the ratio of APPs (1) to MDs inc reases . Provider Utilization: Certain expansion markets have higher-cost fee-for-service oncology. As TOI expands into these markets, TOI c an de live r be t t e r value and savings to our c us tomers and c ap ture highe r margins . Market Dynamics: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operational unit consisting of 2-5 clinics, grouped together based on geographic proximity and visit volume. This analysis was performed in 2023.

12THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Existing Markets Continue driving growth in lives and partnership expansion + New contracts + Expand covered lives + New clinics & providers + Improve unit economics + Medicare direct contracting New Markets Well-honed model enables quick scaling in new markets + Establish presence in new markets + Highly attractive market dynamics + Value-based care transition for physicians + Successful acquisition track record with a scalable platform Service Expansion Expand scope and diversify service offering + Build comprehensive portfolio of ancillary services + Radiation Oncology + Pharmacy + Clinical trials + MSO services + Data monetization Multiple levers to sustain long term growth trajectory TOI holds a niche position within the expansive U.S. Oncology Market providing a substantial growth opportunity

13THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Financial Overview

14THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Diversified business model with multiple drivers of revenue growth and margin expansion + Medicaid + Medicare + Commercial Patient Care (Medical & Radiation Oncology) Drug Dispensing Clinical Trials Data Monetization Management Services Products Covered Revenue Model Geographic Diversity Clinics New VBC Contracts Productivity Multiple Levers to Drive Top Line Growth & Margin Expansion + Capitation (VBC) + Service Fund Model + Fee-for-Service + Currently in five states + Varying degree of managed care adoption + Oncology provider landscape driving significant cost variation + Legacy / Same Store + Acquisition + De Novo + Capitation Contracts + Service Fund + MD Productivity + MD / APP Pairing + Technology & Process Excellence

Revenue/Value-Based Member (PMPY*)


CAPITATED REVENUE (IN THOUSANDS)
14.7%
$61,341
$70,370
2022
2023
VBC MEMBERS (IN MILLIONS)
5.8%
1.7
1.8
2022
2023
PMPY(1)
10.6%
$35.7
$39.5
2022
2023

Revenue per value-based member increases as TOI expands risk beyond medical oncology and expands in markets with historically higher cancer prevalence rates and costs of care.

We are evolving our business to take on adjacent specialty risk and establish more Medicare Advantage only contracts outside of California. We believe this measure provides a clearer picture of the impact of incremental contracts signed and growth across markets.

(1) *TOI uses revenue per value-based member, a non-GAAP metric, as an additional tool to assess its value-based contract economics. TOI defines revenue per value-based member as capitated revenue divided by lives under value-based contracts.*
(2) *A reconciliation of revenue per value-based member to capitated revenue, the most comparable GAAP metric, is set forth in the Press Release on Form 8-K: Exhibit 99.1, filed with the SEC, on March 27, 2024*
(*) *PMPY – Per Member Per Year*

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16THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION 2024 Guidance REVENUE* $40 0 to $415 million representing 23% - 28% growth over full- year 2023 GROSS PROFIT* $68 to $79 million ADJUSTED EBITDA* $(8) to $(18) million Note: TOI's achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in its filings with the U.S. Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of TOI's acquisitions, dispositions or financings. TOI's outlook assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures are reimplemented. *Expect a meaningful improvement in key financial metrics in 2024, through focus on margin improvement initiatives

17THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Key Takeaways ✓ Early market leader in large & growing market ✓ Proven model with imbedded scalability ✓ Well capitalized, with disciplined deployment strategy ✓ High-quality affordable care for more patients through platform growth

18THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Historical Financials

19THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Patient services $ 39,109 $ 44,627 $ 47,992 $ 50,273 $ 53,426 $ 56,171 $ 124,074 $ 166,785 $ 213,504 Dispensary 20,218 18,839 21,607 24,240 25,196 27,607 72,550 79,343 103,835 Clinical trials & other 1,594 1,511 1,825 1,679 1,602 2,010 6,379 6,355 6,900 Total operating revenue 60,921 64,977 71,424 76,192 80,224 85,788 203,003 252,483 324,239 Direct costs – patient services 32,875 36,126 38,382 42,814 44,878 48,364 99,401 134,761 181,017 Direct costs – dispensary 16,754 15,738 17,295 19,145 20,111 22,743 62,102 65,111 83,071 Direct costs – clinical trials & other 150 113 118 134 118 302 652 518 578 Goodwill impairment charges — — 9,944 16,867 — — — 9,944 16,867 Selling, general and administrative expense 28,348 31,963 29,572 28,830 28,726 28,090 83,365 119,689 113,851 Depreciation and amortization 1,098 1,134 1,192 1,269 1,329 1,577 3,341 4,411 5,873 Total operating expenses 79,225 85,074 96,503 109,059 95,162 101,076 248,861 334,434 401,257 FOR YEAR ENDEDFOR THREE MONTHS ENDED Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Dec 31, 2021 Dec 31, 2022 R EV EN U E O PE R A TI N G E X PE N SE S Historical Financials In thousands Dec 31, 2023 Dec 31, 2023

Historical Financials

In thousands		FOR THREE MONTHS ENDED					FOR YEAR ENDED		
	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Dec 31, 2023	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023
INCOME (LOSS)									
Loss from operations	**(18,304)**	**(20,097)**	**(25,079)**	**(32,867)**	**(14,938)**	**(15,288)**	**(45,858)**	**(81,951)**	**(77,018)**
Other non-operating expense (income)									
Interest expense, net	61	1,497	2,450	1,443	1,638	1,941	320	4,082	6,777
Change in fair value of derivative warrant liabilities	(2,065)	159	(1,398)	(143)	(118)	344	(3,686)	(1,843)	286
Change in fair value of earnout liabilities	(10,800)	(3,581)	(5,394)	(752)	(17)	(11)	(24,891)	(59,215)	(803)
Change in fair value of note embedded derivative liabilities	—	(15,510)	(8,690)	(3,318)	—	1,156	—	(24,200)	(878)
Gain on loan forgiveness	—	—	—	—	—	—	(4,957)	(183)	—
Other, net	(15)	36	(673)	(143)	357	123	(1,046)	(501)	704
Total other non-operating income	**(12,819)**	**(17,399)**	**(13,705)**	**(2,913)**	**1,860**	**3,553**	**(34,260)**	**(81,860)**	**6,086**
Income before provision for income (loss) taxes	(5,485)	(2,698)	(11,374)	(29,954)	(16,798)	(18,754)	(11,598)	(91)	(83,104)
Income tax (expense) benefit	32	24	367	(44)	(99)	87	671	243	36
Net income (loss)	**(5,453)**	**(2,674)**	**(11,007)**	**(29,998)**	**(16,897)**	**(18,754)**	**(10,927)**	**152**	**(83,068)**
Adjusted EBITDA [1]	**(6,930)**	**(6,744)**	**(4,640)**	**(7,929)**	**(6,941)**	**(6,252)**	**(5,377)**	**(23,542)**	**(25,804)**

Note: (1) Adjusted EBITDA is a non-GAAP measure. For a discussion and reconciliation to the nearest GAAP measure please see Slide 22 of this presentation

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21THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Dec 31, 2023 Dec 31, 2023 FOR YEAR ENDEDFOR THREE MONTHS ENDED Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Dec 31, 2021 Dec 31, 2022 Net (loss) income $ (5,453) $ (2,674) $ (11,007) $ (29,998) $ (16,897) $ (18,754) $ (10,927) $ 152 $ (83,068) Depreciation and amortization 1,098 1,134 1,192 1,269 1,329 1,577 3,341 4,411 5,873 Interest expense, net 61 1,497 2,450 1,443 1,638 1,941 320 4,082 6,777 Income tax expense (benefit) (32) (24) (367) 44 99 (86) (671) (243) (36) Non-cash addbacks 108 299 604 141 24 1,878 (5,115) 1,208 2,029 Share-based compensation 6,515 6,546 6,070 4,965 4,107 3,819 24,535 27,683 17,548 Goodwill impairment — — 9,944 16,867 — — 9,944 16,867 Change in fair value of liabilities (12,865) (18,932) (15,482) (4,213) (135) 1,489 (28,577) (85,258) (1,395) Unrealized (gains) losses on investments — 33 (673) (143) 267 (204) (640) (237) Practice acquisition-related costs 111 166 91 16 55 1 476 790 113 Practice acquisition deferred purchase price — 2,088 155 581 581 487 2,243 2,048 Consulting and legal fees 1,144 883 1,115 585 929 55 1,826 3,797 1,570 Infrastructure and workforce costs 1,634 1,239 1,204 506 1,042 1551 1,692 5,030 5,695 Transaction costs 750 1,001 64 8 20 1 7,723 3,259 141 Adjusted EBITDA $ (6 ,9 30 ) $ (6 ,744) $ (4 ,6 40 ) $ (7,9 29 ) $ (6 ,9 41) $ (6 ,252) $ (5 ,377) $ (23,542) $ (25 ,80 5) Adjusted EBITDA Reconciliation The Company includes adjusted EBITDA because it is an important measure upon which our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods. Adjusted EBITDA is “non-GAAP” financial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting the business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures used by management may differ from the non-GAAP measures used by other companies, including the Company's competitors. Management encourages investors and others to review the Company's financial information in its entirety, not to rely on any single financial measure. In thousands